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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 21, 2004

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas     77027
                    (Address of principal executive offices)                               (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(Exhibit Index located on Page 3)

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ITEM 5.     Other Events and Regulation FD Disclosure

     On July 21, 2004, GulfMark Offshore, Inc. issued a press release, a copy of which is included herewith as Exhibit 99.1.

ITEM 7.     Financial Statements and Exhibits

(c)     Exhibits

     The following exhibit is filed with this report.

Exhibit No.               Description
   99.1                      Press Release of GulfMark Offshore, Inc. dated July 21, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2004

                                                                            GulfMark Offshore, Inc.
                                                                            (Registrant)
                                                                  By:     /s/ Edward A. Guthrie
                                                                            -------------------------------
                                                                            Executive Vice President and
                                                                            Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.               Description
   99.1                      Press Release dated July 21, 2004